Exhibit 99

Navistar Financial 2004–B Owner Trust

Navistar Financial Retail Receivables Corporation

Seller

Navistar Financial Corporation

Servicer

Subject to Revision

Term Sheet Dated November 2, 2004

Underwriters of the Class A Notes

JPMorgan

Credit Suisse First Boston

Scotia Capital

Underwriter of the Class B Notes and the Class C Notes

JPMorgan

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, HARCO LEASING COMPANY, INC., NAVISTAR LEASING COMPANY OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2004–B OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2004–B OWNER TRUST (THE “PROSPECTUS SUPPLEMENT”) AND THE RELATED PROSPECTUS (THE “PROSPECTUS”). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES’ CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

$600,000,000 Asset Backed Notes

Navistar Financial 2004–B Owner Trust

Navistar Financial Retail Receivables Corporation

Seller

Navistar Financial Corporation

Servicer

Subject to Revision

Term Sheet Dated November 2, 2004

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of Prospectus Supplement and the Prospectus included in our registration statement. A Prospectus and Prospectus Supplement, when available, may be obtained by contacting your sales representative.

Issuer	Navistar Financial 2004–B Owner Trust (the “Trust”), a Delaware statutory trust formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement.

Seller	Navistar Financial Retail Receivables Corporation.

Servicer	Navistar Financial Corporation.

Indenture Trustee	The Bank of New York, as indenture trustee under the Indenture.

Owner Trustee	Chase Manhattan Bank USA, National Association, as owner trustee under the Owner Trust Agreement.

The Notes	The Trust will issue Notes as follows:

Class A–1 % Asset Backed Notes in the aggregate principal amount of $99,000,000 (the “Class A–1 Notes”).

Class A–2 % Asset Backed Notes in the aggregate principal amount of $195,000,000 (the “Class A–2 Notes”).

Class A–3 % Asset Backed Notes in the aggregate principal amount of $143,000,000 (the “Class A–3 Notes”).

Class A–4 % Asset Backed Notes in the aggregate principal amount of $127,000,000, (the “Class A–4 Notes”; together with the Class A–1 Notes, the Class A–2 Notes and the Class A–3 Notes, the “Class A Notes”).

Class B % Asset Backed Notes in the aggregate principal amount of $21,000,000 (the “Class B Notes”).

Class C % Asset Backed Notes in the aggregate principal amount of $15,000,000 (the “Class C Notes”; together with the Class A Notes and the Class B Notes, the “Notes”).

The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

The Class C Notes will be subordinated to the Class A Notes and the Class B Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer, Harco Leasing Company, Inc., Navistar Leasing Company or any other person or entity.

The Trust will also issue Certificates (the “Certificates”), which will not bear interest but will have rights in excess monies in the Reserve Account, the Negative Carry Account and some other excess funds. The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property	The Trust Property will include:

•      a pool of Retail Notes and a beneficial ownership interest in a pool of Retail Leases, some of which will be acquired by the Trust on the Closing Date (the “Initial Receivables”) and some of which will be acquired by the Trust on or after the initial closing (the “Subsequent Receivables” and together with the Initial Receivables, the “Receivables”), monies due and received thereunder on and after October 1, 2004 (the “Initial Cutoff Date”), in the case of the Initial Receivables, and in the case of Subsequent Receivables, the Cutoff Date designated by the Seller for those Subsequent Receivables,

•      in the case of Retail Notes, security interests in the vehicles (including medium and heavy-duty trucks, truck chassis, buses and trailers) financed thereby, and in the case of Retail Leases, a beneficial ownership interest in the vehicles (including medium and heavy-duty trucks, truck chassis, buses and trailers) subject to the Retail Leases,

• other property and monies on deposit in specific accounts, including the Reserve Account, the Pre-Funding Account and the Negative Carry Account, and the proceeds thereof,

• any proceeds of the obligation, if any, of a dealer to pay a portion of the principal balance of a defaulted Retail Note or Retail Lease in connection with a repossessed vehicle,

• the proceeds of the obligation, if any, of International Truck and Engine Corporation (“International”) to purchase a repossessed vehicle under specified circumstances,

• any guaranties,

• any proceeds from claims on specified insurance policies,

• the benefits of any lease assignments, and

• the rights of the Seller under the related Purchase Agreement.

The aggregate Receivables Balance of the Initial Receivables as of the Initial Cutoff Date was $398,463,516.43 (the “Initial Aggregate Starting Receivables Balance”). The Receivables Balance of a Retail Lease may include the residual value of the vehicle subject to the Retail Lease. As of the Initial Cutoff Date, the aggregate residual value of the Retail Leases included in the Initial Receivables was $5,097,620.35. Subsequent Receivables may be purchased by the Trust from the Seller from time to time on or before the April 2005 Distribution Date from funds on deposit in the Pre-Funding Account. The initial Pre-Funded Amount is $201,536,483.57.

Terms of the Notes:	The principal terms of the Notes will be as described below:

A. Interest	The Notes will have the following Interest Rates:

Class A–1 Notes: %
Class A–2 Notes: %
Class A–3 Notes: %
Class A–4 Notes: %
Class B Notes: %
Class C Notes: %

Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on December 15, 2004 (each, a “Distribution Date”). Interest on the Class A–1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding
Distribution Date divided by 360. Interest on the Class A–2 Notes, the Class A–3 Notes, the Class A–4
Notes, the Class B Notes and the Class C Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, in the case of the first Distribution Date, 28 days divided by 360 (assuming the Closing Date is November 17, 2004).

Interest payments to all classes of the Class A Notes will have the same priority. Interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on that Distribution Date has been paid in full. Interest on the Class C Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes and the Class B Notes on that Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full, and no interest will be payable on the Class C Notes until all principal of and interest on the Class A Notes and the Class B Notes has been paid in full.

B. Principal	Subject to the subordination provisions described in the second and third following paragraphs, on each Distribution Date, the Principal Payment Amount will be paid as follows: (1) 100% to the Class A-1 Notes until paid in full, (2) 94.00% of any amount remaining, after the application of funds in clause (1) above, to the remaining Class A Notes sequentially until paid in full, (3) 58.33% of any amount remaining, after the application of funds in clauses (1) and (2) above, to the Class B Notes until paid in full and (4) any amount remaining, after the application of funds in clauses (1), (2) and (3) above, to the Class C Notes until paid in full.

The “Principal Payment Amount” for each Distribution Date will generally equal the lesser of (a) the Noteholders’ Principal Distributable Amount for that Distribution Date and (b) the excess, if any, of the sum of (1) the Collected Amount for that Distribution Date, (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date, and (3) available funds on deposit in the Reserve Account on that Distribution Date, including the amount, if any, to be deposited on that Distribution Date into the Reserve Account from the Pre-Funding Account (the “Total Available Amount”) over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on that Distribution Date. The “Noteholders’ Principal
Distributable Amount” with respect to a Distribution Date generally will equal the sum of (1) with respect to the related Monthly Period, the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Retail Notes, the principal portion of full prepayments received in respect of the Retail Leases, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer, the principal portion of all Receivables that became Liquidating Receivables and the remaining principal portion of each Retail Lease that terminated or expired during that related Monthly
Period, (2) the amount, if any, of any shortfalls in the payment of Noteholders’ Principal Distributable
Amount for the prior Distribution Date and (3) on the Final Scheduled Distribution Date for a class of Notes, the amount necessary to reduce the outstanding principal balance of that class of Notes to zero, but in no event more than the outstanding principal balance of all outstanding classes of Notes. “Collected Amount”
with respect to a Distribution Date generally will equal (a) the sum of the following amounts with respect to the related Monthly Period: (1) all Collections received by the Servicer during that Monthly Period (other than less than full prepayments with respect to Retail Leases, which amounts will be held in the Collection
Account and applied in the Monthly Period related to the prepaid Scheduled Payment), (2) all Monthly
Advances made by the Servicer pursuant to the Servicing Agreement and (3) all Warranty Payments and
Administrative Purchase Payments, minus (b) an amount equal to the aggregate of the amounts representing reimbursement for outstanding Monthly Advances and Liquidation Expenses for the related Distribution
Date and Monthly Period. “Collections” means all amounts received from obligors or otherwise on the
Receivables, whether constituting principal or interest, lease payments, payments in respect of Residual
Value, prepayments, proceeds of sales of Financed Vehicles, insurance proceeds or Liquidation Proceeds or otherwise, but excluding Supplemental Servicing Fees.

If the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.00% of the Aggregate Starting Receivables Balance, until the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance, first, the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A–1 Notes until paid in full, then to the Class A–2 Notes until paid in full, then to the Class A–3 Notes until paid in full, and then to the

Class A–4 Notes until paid in full) until the Class A Notes are paid in full, second, the Class B Notes will receive 100% of the Principal Payment Amount until the Class B Notes are paid in full and, third, the
Class C Notes will receive 100% of the Principal Payment Amount until the Class C Notes are paid in full.
If at any time the amount on deposit in the Reserve Account again equals or exceeds the Specified Reserve
Account Balance, the Principal Payment Amount shall be distributed in accordance with the first paragraph under the heading “Principal” above.

Also, if the Notes are declared to be due and payable as a result of an Event of Default, whether due to a failure to make a payment on the Notes or otherwise, 100% of the Principal Payment Amount shall be paid, first, to the Class A–1 Notes until paid in full, second, to the Class A–2 Notes, the Class A–3 Notes and the Class A–4 Notes, together on a pro rata basis based on their respective unpaid principal balances, until paid in full, third, to the Class B Notes until paid in full, and, fourth, to the Class C Notes until paid in full.

Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the “Final Scheduled Distribution Date”) (however, the actual payment in full of any class of Notes could occur sooner):

	Class A–1 Notes:	November 2005
	Class A–2 Notes:	December 2007
	Class A–3 Notes:	May 2009
	Class A–4 Notes:	October 2012
	Class B Notes:	October 2012
	Class C Notes:	October 2012

C. Mandatory Prepayment	The Notes will be prepaid in whole or in part on the Distribution Date on or immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining Pre-Funded Amount at the time of the mandatory prepayment exceeds $100,000, each class of Notes will be prepaid pro rata based on the initial principal balance of that class.

In addition, the Trust will be obligated to pay a “Noteholders’ Prepayment Premium” to be described and defined in the Prospectus Supplement with respect to each class of Notes in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of that prepayment exceeds $100,000. The Trust’s obligation to pay the Noteholders’ Prepayment Premium will be limited to the funds that are received from the Seller under the Pooling Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller’s obligation to pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC’s failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders’ Prepayment Premium.

D. Redemption	If the Aggregate Receivables Balance declines to 10.00% or less of the aggregate Starting Receivables Balance of the Initial Receivables and of all Subsequent Receivables as of the related Cutoff Dates (the “Aggregate Starting Receivables Balance”) and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A–1 Notes, the Class A–2 Notes and the Class A–3 Notes have been paid in full, the Class A–4 Notes, the Class B Notes and the Class C Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes plus accrued and unpaid interest thereon.

E. Controlling Class	For purposes of the Transfer and Servicing Agreements, the “Controlling Class” will be (a) so long as the Class A Notes are outstanding, the Class A Notes, (b) if the Class A Notes are no longer outstanding but the Class B Notes are outstanding, the Class B Notes, (c) if the Class A Notes and the Class B Notes are no longer outstanding but the Class C Notes are outstanding, the Class C Notes, and (d) if the Notes are no longer outstanding, the Certificates.

Priority of Distributions	Distributions of the Total Available Amount will generally be distributed in the following order of priority on each Distribution Date: (1) Basic Servicing Fee and any unpaid Basic Servicing Fee for prior Distribution Dates (“Total Servicing Fee”); (2) interest on the Class A Notes; (3) interest on the Class B Notes; (4) interest on the Class C Notes; (5) principal on the Notes as described above; (6) a deposit into the Reserve Account up to the Specified Reserve Account Balance; and (7) a distribution to the Certificateholders. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be paid on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full and no interest will be paid on the Class C Notes until all principal of and interest on the Class A Notes and the Class B Notes has been paid in full.

Reserve Account	On the Closing Date, cash or eligible investments in an amount equal to the sum of (1) 2.00% of the Initial
Aggregate Starting Receivables Balance and (2) the aggregate Yield Supplement Required Deposit
Amounts for the Initial Receivables, if any, will be deposited into a segregated trust account held by the
Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the “Reserve Account”).
In addition, on each date during the Funding Period on which Subsequent Receivables are transferred to the Trust, cash or eligible investments in an amount equal to the sum of (1) 2.00% of the aggregate
Starting Receivables Balance of the transferred Subsequent Receivables and (2) the aggregate Yield
Supplement Required Deposit Amounts for the transferred Subsequent Receivables, if any, will be deposited into the Reserve Account.

If on the Business Day preceding any Distribution Date the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for that Distribution Date, amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Note Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account until the balance in the Reserve Account equals the Specified Reserve Account Balance for that Distribution Date.

Amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on that Distribution Date) in excess of the Specified Reserve Account Balance for that Distribution Date will be paid to the Certificateholders.

Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that (a) the sum of (1) the Collected Amount for that Distribution Date and (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date is less than (b) the sum of (1) the Total Servicing Fee and (2) the amounts required to be deposited into the Note Distribution Account to be distributed to Noteholders.

The “Yield Supplement Required Deposit Amount” means, for any Receivable that has an annual percentage rate that is less than the Required Rate (a “Low APR Receivable”), an amount equal to the aggregate, for each Monthly Period after the Cutoff Date for that Low APR Receivable through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (1) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (2) the result of (A) the Required Rate minus the APR of that
Low APR Receivable divided by (B) twelve. The “Required Rate” will be an interest rate set by the rating agencies rating the Notes and specified in the Prospectus Supplement, which is expected to equal approximately the weighted average interest rate of the Notes, taking into account both their initial outstanding balances and their expected weighted average lives, plus 1.00%. There will be no Yield
Supplement Required Deposit Amounts for the Closing Date nor on the date of any subsequent transfer of
Receivables to the Trust if no Low APR Receivables are transferred to the Trust on those dates.

The “Specified Reserve Account Balance” on each Distribution Date will equal the lesser of (a) the aggregate outstanding principal balance of the Notes and (b) the greater of (1) the sum of (A) 3.00% (or 7.75% under specified circumstances to be described in the Prospectus Supplement) of the sum of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period and the aggregate Starting Receivables Balance of all Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date and (B) the Specified Yield Supplement Amount for that Distribution Date, if any, and (2) 2.00% of the Aggregate Starting Receivables Balance. The “Specified Yield Supplement Amount” for any Distribution Date will equal (a) if there are no Low APR Receivables in the Trust as of such date, zero, or (b) if there are Low APR Receivables in the Trust as of such date, the sum of (1) the greater of (A) for each Low APR Receivable transferred to the Trust prior to the opening of business on the first day of the Monthly Period in which that Distribution Date occurs, the aggregate, for each Monthly Period beginning with the Monthly Period in which that Distribution Date occurs through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (x) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (y) the result of (i) the Required Rate minus the APR of that Low APR Receivable divided by (ii) twelve, and (B) the lesser of (x) the aggregate of the Yield Supplement Required Deposit Amounts deposited into the Reserve Account on or prior to the last day of the related Monthly Period and (y) $25,000, and (2) the aggregate Yield Supplement Required Deposit Amounts for any Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date.

Pre-Funding Account	On the Closing Date $201,536,483.57 (the “Initial Pre-Funded Amount”) will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders (the “Pre-
Funding Account”). During the Funding Period, the Seller will be obligated to sell to the Trust
Subsequent Receivables having an aggregate principal balance equal to the Initial Pre-Funded Amount to the extent that Subsequent Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve Account in connection with that purchase. The “Funding Period” will be the period from and including the Closing Date until the earliest of (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to the purchase of all Subsequent
Receivables, including any Subsequent Receivables purchased on that date) is not greater than $100,000,
(2) the occurrence of an Event of Default under the Indenture, (3) the occurrence of a Servicer Default under the Servicing Agreement, (4) the occurrence of specified events of insolvency with respect to the
Seller or the Servicer, and (5) the close of business on the April 2005 Distribution Date. Any amount remaining in the Pre-Funding Account at the end of the Funding Period will be payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account	On the Closing Date the Seller will deposit an amount to be specified by the rating agencies (the “Negative Carry Account Initial Deposit”) into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the “Negative Carry Account”). On each Distribution Date, an amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection Account. On each Distribution Date amounts on deposit in the Negative Carry Account after giving effect to the distribution of the Negative Carry Amount for that Distribution Date in excess of the Required Negative Carry Account Balance for that Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding Period, after giving effect to all withdrawals from the Negative Carry Account on that Distribution Date, all amounts remaining on deposit in the Negative Carry Account will be released to the Seller. The “Negative Carry Amount” means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The “Required Negative Carry Account Balance” means, as of any Distribution Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the

Funding Period, assuming no further withdrawals from the Pre-Funding Account and investment earnings on amounts on deposit therein at a rate of 0.75%.

Tax Status	In the opinion of Kirkland & Ellis LLP, special tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations	Although there is little guidance on the subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by that Benefit Plan’s fiduciary that the Notes are suitable investments for that Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment	The Class A–1 Notes will be eligible securities for purchase by money market funds under Rule 2a–7 under the Investment Company Act of 1940, as amended.

Ratings	It is a condition to the issuance of the Notes that the Class A–1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A–2 Notes, the Class A–3 Notes and the Class A–4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, the Class B Notes be rated in the “A” category or its equivalent by at least one nationally recognized rating agency, and the Class C Notes be rated in the “BBB” category or its equivalent by at least one nationally recognized rating agency.

THE RECEIVABLES POOL

The Initial Receivables

The Initial Receivables consist of Retail Notes and Retail Leases. The Retail Notes were originated or acquired by Navistar Financial Corporation (“NFC”) and the Retail Leases were originated or acquired by Harco Leasing Company, Inc. (“Harco Leasing”), a wholly-owned subsidiary of NFC, or by Navistar Leasing Company (the “Titling Trust”), a trust formed by Harco Leasing. Some of the Initial Receivables may have been previously sold by NFC or one of its affiliates to Truck Retail Instalment Paper Corp. (“TRIP”), another special purpose, wholly-owned subsidiary of NFC, and, if so, will be repurchased from TRIP by NFC on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly from those Retail Notes and Retail Leases owned by NFC and Harco Leasing, respectively, and those Retail Notes and Retail Leases available for purchase from TRIP which satisfied several criteria, including that each Initial Receivable (a) has a first payment due date on or before October 31, 2004, (b) has an original term to maturity of 6 to 84 months, (c) has a remaining term to maturity of 6 to 84 months, (d) provides for finance charges at an annual percentage rate of no less than 4.75%, (e) was not more than 60 days past due as of the Initial Cutoff Date, (f) prior to the Initial Cutoff Date has not been amended or restructured for credit related reasons, unless it was amended or restructured at least 12 months prior to the Initial Cutoff Date, it is not owed by a bankrupt obligor and since its amendment or restructuring it has not been greater than 60 days past due, and (g) satisfies the other criteria set forth in the Prospectus under the caption “The Receivables Pools.”

The Initial Aggregate Starting Receivables Balance is $398,463,516.43, of which $381,352,425.81 or 95.71% of the Initial Aggregate Starting Receivables Balance are Retail Notes and $17,111,090.62 or 4.29% of the Initial Aggregate Starting Receivables Balance are Retail Leases. None of the Initial Receivables were acquired from an independent third party rather than originated by NFC or one of its affiliates. The Retail Leases included in the Initial Aggregate Starting Receivables Balance include Finance Leases and TRAC Leases. A “Finance Lease” is a Retail Lease that is not a TRAC Lease and which generally provides that the obligor will pay virtually the entire capitalized cost of the leased vehicle over the term of the Retail Lease and gives the obligor the option to purchase the leased vehicle at lease expiration for $1,000 or less. A “TRAC Lease” generally provides that, in effect, upon lease expiration, the obligor is required to pay an amount equal to the Residual Value. This obligation has the economic effect of allocating the residual value risk of the leased vehicle to the obligor. Specifically, the terminal rental adjustment clause in a TRAC Lease will specify that at the end of the lease term, the obligor will either purchase the leased vehicle for fair market value, or return the leased vehicle to the Titling Trust which will sell the leased vehicle to a third party. In either case, (a) the proceeds of such disposition of the leased vehicle will be applied to pay the Residual Value of the leased vehicle (which amount is fixed by the parties at lease inception) and (b) the obligor will be obligated to pay the excess of the Residual Value over the sale proceeds or the obligor will be entitled to receive the excess of the sale proceeds over the Residual Value. Collectively, the payments made by the obligor (and all proceeds of sale to a third party) in connection with termination of a TRAC Lease as described above are referred to as the “TRAC Payment.” “Residual Value” means, (a) with respect to a TRAC Lease, the residual value for that TRAC Lease fixed by the parties thereto at lease inception and (b) with respect to a Finance

Lease, the amount of the obligor’s purchase option under that Finance Lease. As of the Initial Cutoff Date, the aggregate Residual Value included in the Initial Aggregate Starting Receivables Balance was $5,097,620.35. The aggregate of the Starting Receivable Balances of Retail Leases to be included in the Trust shall not exceed 10.00% of the Aggregate Starting Receivables Balance. The aggregate Starting Receivable Balances of Initial Receivables that were amended or restructured for credit related reasons is $1,022,251.42 or 0.26% of the Initial Aggregate Starting Receivables Balance. The aggregate Starting Receivable Balances of amended or restructured receivables to be included in the Trust shall not exceed 5.00% of the Aggregate Starting Receivables Balance.

The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100%.

Composition of the Initial Receivables

Weighted Average Annual Percentage Rate (Range)	Initial Aggregate Starting Receivables Balance	Aggregate Original Principal Balance	Number of Receivables	Average Starting Receivables Balance	Weighted Average Original Maturity (Range)		Weighted Average Remaining Maturity (Range)
7.151% (4.75% to 24.00%)	$398,463,516.43	$447,220,584.15	10,389	$38,354.37	55.71 months (6 to 78 months	)	52.06 months (6 to 76 months	)

Distribution by Annual Percentage Rate of the Initial Receivables

Annual Percentage Rate Range	Number of Receivables	Starting Receivables Balance	Percentage of Initial Aggregate Starting Receivables Balance
4.50 - 5.49%	440	$27,731,450.86	6.96%
5.50 - 6.49%	4,241	194,348,259.17	48.77
6.50 - 7.49%	1,498	67,683,711.56	16.99
7.50 - 8.49%	944	40,149,338.80	10.08
8.50 - 9.49%	768	21,172,496.44	5.31
9.50 - 10.49%	670	13,293,596.94	3.34
10.50 - 11.49%	512	10,137,854.67	2.54
11.50 - 12.49%	370	6,861,476.74	1.72
12.50 - 13.49%	268	4,815,476.22	1.21
13.50 - 14.49%	174	3,186,785.66	0.80
14.50 - 15.49%	206	3,477,649.90	0.87
15.50 - 16.49%	130	2,333,605.04	0.59
16.50 - 17.49%	95	1,730,984.45	0.43
17.50 - 17.99%	23	644,841.01	0.16
18.00% & Over	50	895,988.97	0.22

Total	10,389	$398,463,516.43	100.00%

Distribution by Remaining Maturity of the Initial Receivables

Remaining Maturity (Months)	Number of Receivables	Starting Receivables Balance	Percentage of Initial Aggregate Starting Receivables Balance
0-12	1,075	$10,447,942.80	2.62%
13-24	1,303	21,087,577.52	5.29
25-36	1,482	39,561,867.66	9.93
37-48	1,570	68,218,544.46	17.12
49-60	3,298	187,084,231.76	46.95
61-72	1,639	70,967,012.19	17.81
73-84	22	1,096,340.04	0.28

Total	10,389	$398,463,516.43	100.00%

Distribution by Payment Terms of the Initial Receivables

Type of Receivable	Percentage of Initial Aggregate Starting Receivables Balance
Equal Payment Fully Amortizing	46.71%
Equal Payment Balloon	13.49
Equal Payment Skip	7.98
Level Principal Fully Amortizing	2.86
Level Principal Balloon	20.36
Level Principal Skip	0.01
Leases Fully Amortizing	4.29
Other	4.30

Total	100.00%

The Initial Receivables include Receivables originated in 47 states. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables based on the billing addresses of the Obligors. No other state accounts for more than 1.99% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Alaska, Hawaii, Maine or the District of Columbia.

Geographic Distribution of the Initial Receivables

State	Percentage of Initial Aggregate Starting Receivables Balance
California	8.78%
Texas	6.68
Illinois	5.59
Florida	5.32
Pennsylvania	5.32
New York	4.28
Georgia	4.24
Maryland	4.22
Arkansas	4.01
Tennessee	4.01
Ohio	3.73
Michigan	3.11
Alabama	3.06
Missouri	2.80
Arizona	2.79
Oklahoma	2.60
Indiana	2.46
Massachusetts	2.32
New Jersey	2.24
Other	22.44

Total	100.00%

No single obligor accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 85.17% of the Initial Aggregate Starting Receivables Balance, constituting 72.54% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Purchase Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated or acquired by NFC or one of its affiliates at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. A portion of the Subsequent Receivables may be Low APR Receivables. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by annual percentage rate, equipment type, payment frequency, average maturity, current Receivables Balance, geographic distribution, the percentage of Aggregate Starting Receivables Balance consisting of Retail Notes and Retail Leases, the percentage of Aggregate Starting Receivables Balance consisting of acquired receivables and originated receivables and the percentage of Aggregate Starting Receivables Balance consisting of amended or restructured receivables may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average annual percentage rate of the Receivables in the Trust not be less than 6.65%, that the aggregate Receivables Balances of all Receivables owing from any single Obligor not exceed 2.00% of the Aggregate Receivables Balance of the Receivables in the Trust, that the aggregate of the Starting Receivable Balances for TRAC Leases and Finance Leases included in the Aggregate Starting Receivables Balance not exceed 10.00% of the Aggregate Starting Receivables Balance, that the aggregate of the Starting Receivable Balances for acquired receivables not originated by NFC or one of its affiliates included in the Aggregate Starting Receivables Balance not exceed 3.00% of the Aggregate Starting Receivables Balance and that the aggregate of the Starting Receivable Balances for amended or restructured receivables included in the Aggregate Starting Receivables Balance not exceed 5.00% of the Aggregate Starting Receivables Balance. Since the weighted average life of the Notes will be influenced by the rate at which the Receivable Balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 84 months, that the aggregate of the Starting Receivable Balances for the Receivables having a remaining term in excess of 72 months as of the applicable Cutoff Date not exceed 10.00% of the Aggregate Starting Receivables Balance and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 58 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

THE SERVICER

Delinquencies, Repossessions and Net Losses

Set forth below is selected information concerning NFC’s experience in the United States pertaining to delinquencies, repossessions and net losses on all Retail Notes and Retail Leases, which includes TRAC Leases, Finance Leases and Fair Market Value Leases, owned or serviced by NFC.

The composition of the Receivables held by the Trust differs from the composition of the serviced portfolio. In particular, the Receivables in the Trust do not include Fair Market Value Leases, which represent a substantial portion of the Retail Leases in the serviced portfolio during the periods shown in the table below. NFC believes that the inclusion of Fair Market Value Leases in the serviced portfolio during the periods shown has an immaterial effect on the delinquency, repossession and net loss information set forth in the table below.

Retail Leases, which include Fair Market Value Leases, represented 14.7%, 15.3%, 16.3%, 15.2% and 16.1% of the serviced portfolio for the fiscal years ended October 31, 1999, 2000, 2001, 2002 and 2003, respectively. Similarly, Retail Leases represented 16.5% of the serviced portfolio as of July 31, 2003 and represented 14.1% of the serviced portfolio as of July 31, 2004.

NFC utilizes the same credit underwriting standards for Retail Leases (including Fair Market Value Leases and Retail Leases that it acquired from an independent third-party) and for Retail Notes (including the Retail Notes it acquired from an independent third-party). However, by excluding Fair Market Value Leases from the Trust, NFC has eliminated the residual risk associated with this type of lease from the receivable pool.

Overview Fluctuations in retail delinquencies, repossessions and net losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. The overall performance of the serviced portfolio of Retail Notes and Retail Leases improved during fiscal years 2002 and 2003 and the nine month periods ended July 31, 2003 and July 31, 2004.

Delinquencies Delinquency statistics reflecting notes over 60 days past due for fiscal years 2002 and 2003 and the nine month periods ended July 31, 2003 and July 31, 2004 compare favorably to fiscal 2000 and 2001, and more closely approximate the lower levels experienced in fiscal 1999. Delinquency statistics reflecting retail notes 31-60 days past due for the nine months ended July 31, 2004 were similar to levels experienced for the fiscal years 1999, 2002 and 2003, which were significantly lower than those statistics for the nine months ended July 31, 2003 and the fiscal years 2000 and 2001. NFC believes that the significant increase in delinquencies experienced in 2000 and 2001 was due to lower operating margins realized by trucking companies, resulting from a number of factors, including higher fuel and insurance costs, as well as reductions in overall freight shipments. If these factors deteriorate from present levels, they may again adversely impact the financial strength of the Obligors.

Net Losses and Repossession Frequency Repossessions as a percentage of average gross balance for the nine months ended July 31, 2004 has significantly improved over the prior periods shown. Net losses as a percentage of liquidations minus net losses and as a percentage of average gross balance for the nine months ended July 31, 2004 were higher than net losses as a percentage of liquidations minus net losses and as a percentage of average gross balance for fiscal year 1999 but significantly lower than levels experienced for the nine months ended July 31, 2003 and fiscal years 2000, 2001, 2002 and 2003. NFC attributes this improvement principally to lower repossession frequency and to stabilizing industry-wide resale values for used trucks. Repossession frequency has fallen as delinquency rates have declined since fiscal 2001. The repossession frequency has also been favorably impacted as trucking customers rationalized their business to improve cash flow.

There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below.

In the table below, “Gross Balance Past Due as a Percentage of Gross Balance Outstanding at end of Period” for 31-60 days represents Retail Notes only, and “Net Losses (Recoveries)” and data calculated from “Net Losses (Recoveries)” excludes residual value gains and losses on Fair Market Value Leases. All figures for the nine months ended July 31 for “Net Losses as a Percentage of Average Gross Balance” and “Repossessions as a Percentage of Average Gross Balance” in the table below have been annualized. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.

	Year Ended October 31,					Nine Months Ended July 31,
NFC Retail Notes and Leases	1999	2000	2001	2002	2003	2003	2004
	($ in millions)
Gross Balance Outstanding at end of Period	$3,311	$3,620	$3,251	$2,982	$3,020	$2,949	$3,098
Gross Balance Past Due as a Percentage of Gross Balance Outstanding at end of Period
31-60 days (Retail Notes only)	2.87%	3.41%	3.81%	2.57%	2.41%	3.50%	2.57%
Over 60 days	0.56%	1.39%	1.16%	0.54%	0.37%	0.41%	0.44%
Average Gross Balance of Retail Notes and Leases (13 month average)	$3,061	$3,417	$3,456	$3,064	$2,889	$2,893	$2,897
Net Losses:
NFC	$5.5	$12.2	$23.4	$19.8	$14.7	$10.8	$7.4
International	$3.5	$22.5	$37.3	$38.2	$24.1	$17.7	$6.7

Combined	$9.0	$34.7	$60.7	$58.0	$38.8	$28.5	$14.1
Liquidations minus Net Losses	$1,337	$1,470	$1,503	$1,435	$1,363	$1,044	$1,027
Net Losses as a Percentage of Liquidations Minus Net Losses:
NFC	0.41%	0.83%	1.55%	1.38%	1.08%	1.03%	0.72%
International	0.26%	1.53%	2.48%	2.66%	1.77%	1.69%	0.65%

Combined	0.67%	2.36%	4.03%	4.04%	2.85%	2.72%	1.37%
Net Losses as a Percentage of Average Gross Balance:
NFC	0.18%	0.36%	0.68%	0.65%	0.51%	0.50%	0.34%
International	0.11%	0.66%	1.08%	1.25%	0.83%	0.82%	0.31%

Combined	0.29%	1.02%	1.76%	1.90%	1.34%	1.32%	0.65%
Repossessions as a Percentage of Average Gross Balance	1.82%	2.80%	4.47%	2.88%	2.86%	3.35%	1.52%

Backup Servicer

NFC will retain a third-party backup servicer who will perform systems data mapping of NFC’s servicing computer system but otherwise will have no obligations unless and until such backup servicer is appointed as servicer upon a Servicer Default.

WEIGHTED AVERAGE LIFE OF THE NOTES

Prepayments on medium and heavy-duty truck, truck chassis, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the “ABS Model”), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables.

The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

The tables captioned “Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages” (the “ABS Tables”) have been prepared on the basis of characteristics of the Initial Receivables. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) the Closing Date is November 17, 2004, (4) payments on the Notes are made on each Distribution Date, and each Distribution Date is assumed to be the fifteenth day of each applicable month, (5) the first distribution of principal on the Notes occurs on December 15, 2004, (6) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (7) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (8) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

The ABS Tables also assume that the Receivables have been aggregated into three hypothetical pools, the first pool being composed of the Initial Receivables and the second and third pools being composed of the Subsequent Receivables. The ABS Tables further assume that the hypothetical pools have the following Cutoff Dates and Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable that has the following annual percentage rate, original maturity and remaining maturity:

Pool	Cutoff Date	Starting Receivables Balance	Annual Percentage Rate	Original Maturity (In Months)	Remaining Maturity (In Months)
1	October 1, 2004	$398,463,516.43	7.15%	56	52
2	November 1, 2004	100,000,000.00	7.15	56	56
3	December 1, 2004	101,536,483.57	7.15	56	56

Total		$600,000,000.00

The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 4.75% to 24.00%, and only 46.71% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between those assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

Class A-1 Notes						Class A-2 Notes
Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%	Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%
Closing Date	100%	100%	100%	100%	100%	Closing Date	100%	100%	100%	100%	100%
12/15/2004	85	76	72	68	66	12/15/2004	100	100	100	100	100
01/15/2005	75	60	54	48	45	01/15/2005	100	100	100	100	100
02/15/2005	66	45	36	28	23	02/15/2005	100	100	100	100	100
03/15/2005	56	30	19	8	2	03/15/2005	100	100	100	100	100
04/15/2005	46	15	2	0	0	04/15/2005	100	100	100	94	91
05/15/2005	36	0	0	0	0	05/15/2005	100	100	93	85	81
06/15/2005	26	0	0	0	0	06/15/2005	100	93	85	76	72
07/15/2005	15	0	0	0	0	07/15/2005	100	86	77	67	63
08/15/2005	5	0	0	0	0	08/15/2005	100	79	69	59	53
09/15/2005	0	0	0	0	0	09/15/2005	98	72	61	50	45
10/15/2005	0	0	0	0	0	10/15/2005	93	65	54	42	36
11/15/2005	0	0	0	0	0	11/15/2005	88	58	46	34	27
12/15/2005	0	0	0	0	0	12/15/2005	83	52	39	25	19
01/15/2006	0	0	0	0	0	01/15/2006	78	45	32	18	11
02/15/2006	0	0	0	0	0	02/15/2006	73	39	24	10	3
03/15/2006	0	0	0	0	0	03/15/2006	68	32	17	2	0
04/15/2006	0	0	0	0	0	04/15/2006	62	26	11	0	0
05/15/2006	0	0	0	0	0	05/15/2006	57	20	4	0	0
06/15/2006	0	0	0	0	0	06/15/2006	52	13	0	0	0
07/15/2006	0	0	0	0	0	07/15/2006	47	7	0	0	0
08/15/2006	0	0	0	0	0	08/15/2006	42	1	0	0	0
09/15/2006	0	0	0	0	0	09/15/2006	36	0	0	0	0
10/15/2006	0	0	0	0	0	10/15/2006	31	0	0	0	0
11/15/2006	0	0	0	0	0	11/15/2006	26	0	0	0	0
12/15/2006	0	0	0	0	0	12/15/2006	21	0	0	0	0
01/15/2007	0	0	0	0	0	01/15/2007	15	0	0	0	0
02/15/2007	0	0	0	0	0	02/15/2007	10	0	0	0	0
03/15/2007	0	0	0	0	0	03/15/2007	4	0	0	0	0
04/15/2007	0	0	0	0	0	04/15/2007	0	0	0	0	0
05/15/2007	0	0	0	0	0	05/15/2007	0	0	0	0	0
06/15/2007	0	0	0	0	0	06/15/2007	0	0	0	0	0
07/15/2007	0	0	0	0	0	07/15/2007	0	0	0	0	0
08/15/2007	0	0	0	0	0	08/15/2007	0	0	0	0	0
09/15/2007	0	0	0	0	0	09/15/2007	0	0	0	0	0
10/15/2007	0	0	0	0	0	10/15/2007	0	0	0	0	0
11/15/2007	0	0	0	0	0	11/15/2007	0	0	0	0	0
12/15/2007	0	0	0	0	0	12/15/2007	0	0	0	0	0
01/15/2008	0	0	0	0	0	01/15/2008	0	0	0	0	0
02/15/2008	0	0	0	0	0	02/15/2008	0	0	0	0	0
03/15/2008	0	0	0	0	0	03/15/2008	0	0	0	0	0
04/15/2008	0	0	0	0	0	04/15/2008	0	0	0	0	0
05/15/2008	0	0	0	0	0	05/15/2008	0	0	0	0	0
06/15/2008	0	0	0	0	0	06/15/2008	0	0	0	0	0
07/15/2008	0	0	0	0	0	07/15/2008	0	0	0	0	0
08/15/2008	0	0	0	0	0	08/15/2008	0	0	0	0	0
09/15/2008	0	0	0	0	0	09/15/2008	0	0	0	0	0
10/15/2008	0	0	0	0	0	10/15/2008	0	0	0	0	0
11/15/2008	0	0	0	0	0	11/15/2008	0	0	0	0	0
12/15/2008	0	0	0	0	0	12/15/2008	0	0	0	0	0
01/15/2009	0	0	0	0	0	01/15/2009	0	0	0	0	0
02/15/2009	0	0	0	0	0	02/15/2009	0	0	0	0	0
03/15/2009	0	0	0	0	0	03/15/2009	0	0	0	0	0
04/15/2009	0	0	0	0	0	04/15/2009	0	0	0	0	0
05/15/2009	0	0	0	0	0	05/15/2009	0	0	0	0	0
06/15/2009	0	0	0	0	0	06/15/2009	0	0	0	0	0
07/15/2009	0	0	0	0	0	07/15/2009	0	0	0	0	0
08/15/2009	0	0	0	0	0	08/15/2009	0	0	0	0	0

Average Lives to Maturity (yrs)	0.42	0.27	0.23	0.20	0.19	Average Lives to Maturity (yrs)	1.65	1.15	1.00	0.88	0.83

Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

Class A-3 Notes						Class A-4 Notes
Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%	Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%
Closing Date	100%	100%	100%	100%	100%	Closing Date	100%	100%	100%	100%	100%
12/15/2004	100	100	100	100	100	12/15/2004	100	100	100	100	100
01/15/2005	100	100	100	100	100	01/15/2005	100	100	100	100	100
02/15/2005	100	100	100	100	100	02/15/2005	100	100	100	100	100
03/15/2005	100	100	100	100	100	03/15/2005	100	100	100	100	100
04/15/2005	100	100	100	100	100	04/15/2005	100	100	100	100	100
05/15/2005	100	100	100	100	100	05/15/2005	100	100	100	100	100
06/15/2005	100	100	100	100	100	06/15/2005	100	100	100	100	100
07/15/2005	100	100	100	100	100	07/15/2005	100	100	100	100	100
08/15/2005	100	100	100	100	100	08/15/2005	100	100	100	100	100
09/15/2005	100	100	100	100	100	09/15/2005	100	100	100	100	100
10/15/2005	100	100	100	100	100	10/15/2005	100	100	100	100	100
11/15/2005	100	100	100	100	100	11/15/2005	100	100	100	100	100
12/15/2005	100	100	100	100	100	12/15/2005	100	100	100	100	100
01/15/2006	100	100	100	100	100	01/15/2006	100	100	100	100	100
02/15/2006	100	100	100	100	100	02/15/2006	100	100	100	100	100
03/15/2006	100	100	100	100	93	03/15/2006	100	100	100	100	100
04/15/2006	100	100	100	93	82	04/15/2006	100	100	100	100	100
05/15/2006	100	100	100	83	72	05/15/2006	100	100	100	100	100
06/15/2006	100	100	96	74	62	06/15/2006	100	100	100	100	100
07/15/2006	100	100	88	65	53	07/15/2006	100	100	100	100	100
08/15/2006	100	100	79	55	44	08/15/2006	100	100	100	100	100
09/15/2006	100	94	70	47	34	09/15/2006	100	100	100	100	100
10/15/2006	100	86	62	38	26	10/15/2006	100	100	100	100	100
11/15/2006	100	78	54	30	17	11/15/2006	100	100	100	100	100
12/15/2006	100	70	46	22	9	12/15/2006	100	100	100	100	100
01/15/2007	100	63	38	14	1	01/15/2007	100	100	100	100	100
02/15/2007	100	55	31	6	0	02/15/2007	100	100	100	100	93
03/15/2007	100	48	24	0	0	03/15/2007	100	100	100	99	85
04/15/2007	98	41	16	0	0	04/15/2007	100	100	100	91	77
05/15/2007	91	33	10	0	0	05/15/2007	100	100	100	83	69
06/15/2007	83	26	3	0	0	06/15/2007	100	100	100	76	62
07/15/2007	76	20	0	0	0	07/15/2007	100	100	96	69	55
08/15/2007	68	13	0	0	0	08/15/2007	100	100	89	62	49
09/15/2007	60	6	0	0	0	09/15/2007	100	100	82	56	43
10/15/2007	53	0	0	0	0	10/15/2007	100	100	75	50	37
11/15/2007	45	0	0	0	0	11/15/2007	100	92	68	44	31
12/15/2007	37	0	0	0	0	12/15/2007	100	85	62	38	26
01/15/2008	29	0	0	0	0	01/15/2008	100	79	56	33	22
02/15/2008	21	0	0	0	0	02/15/2008	100	72	50	28	17
03/15/2008	13	0	0	0	0	03/15/2008	100	65	45	24	13
04/15/2008	5	0	0	0	0	04/15/2008	100	59	40	20	10
05/15/2008	0	0	0	0	0	05/15/2008	97	53	34	16	7
06/15/2008	0	0	0	0	0	06/15/2008	87	47	30	12	4
07/15/2008	0	0	0	0	0	07/15/2008	78	41	25	9	1
08/15/2008	0	0	0	0	0	08/15/2008	69	35	21	6	0
09/15/2008	0	0	0	0	0	09/15/2008	60	29	17	4	0
10/15/2008	0	0	0	0	0	10/15/2008	50	24	13	2	0
11/15/2008	0	0	0	0	0	11/15/2008	41	19	9	*	0
12/15/2008	0	0	0	0	0	12/15/2008	31	13	6	0	0
01/15/2009	0	0	0	0	0	01/15/2009	22	8	3	0	0
02/15/2009	0	0	0	0	0	02/15/2009	12	4	*	0	0
03/15/2009	0	0	0	0	0	03/15/2009	9	2	0	0	0
04/15/2009	0	0	0	0	0	04/15/2009	6	*	0	0	0
05/15/2009	0	0	0	0	0	05/15/2009	3	0	0	0	0
06/15/2009	0	0	0	0	0	06/15/2009	*	0	0	0	0
07/15/2009	0	0	0	0	0	07/15/2009	0	0	0	0	0
08/15/2009	0	0	0	0	0	08/15/2009	0	0	0	0	0

Average Lives to Maturity (yrs)	2.98	2.35	2.09	1.85	1.74	Average Lives to Maturity (yrs)	3.97	3.60	3.35	3.01	2.83
*Greaterthan 0.0% and less than 0.5%.						Average Lives to 10% Call (yrs)	3.90	3.49	3.18	2.85	2.69

Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

Class B Notes						Class C Notes
Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%	Distribution Date	0.00%	1.00%	1.40%	1.80%	2.00%
Closing Date	100%	100%	100%	100%	100%	Closing Date	100%	100%	100%	100%	100%
12/15/2004	100	100	100	100	100	12/15/2004	100	100	100	100	100
01/15/2005	100	100	100	100	100	01/15/2005	100	100	100	100	100
02/15/2005	100	100	100	100	100	02/15/2005	100	100	100	100	100
03/15/2005	100	100	100	100	100	03/15/2005	100	100	100	100	100
04/15/2005	100	100	100	98	97	04/15/2005	100	100	100	98	97
05/15/2005	100	100	97	95	94	05/15/2005	100	100	97	95	94
06/15/2005	100	97	95	92	90	06/15/2005	100	97	95	92	90
07/15/2005	100	95	92	89	87	07/15/2005	100	95	92	89	87
08/15/2005	100	93	89	86	84	08/15/2005	100	93	89	86	84
09/15/2005	99	90	87	83	81	09/15/2005	99	90	87	83	81
10/15/2005	97	88	84	80	78	10/15/2005	97	88	84	80	78
11/15/2005	96	86	81	77	75	11/15/2005	96	86	81	77	75
12/15/2005	94	83	79	74	72	12/15/2005	94	83	79	74	72
01/15/2006	92	81	76	72	69	01/15/2006	92	81	76	72	69
02/15/2006	91	79	74	69	66	02/15/2006	91	79	74	69	66
03/15/2006	89	77	71	66	64	03/15/2006	89	77	71	66	64
04/15/2006	87	74	69	64	61	04/15/2006	87	74	69	64	61
05/15/2006	85	72	67	61	58	05/15/2006	85	72	67	61	58
06/15/2006	83	70	64	59	56	06/15/2006	83	70	64	59	56
07/15/2006	82	68	62	56	53	07/15/2006	82	68	62	56	53
08/15/2006	80	66	60	54	51	08/15/2006	80	66	60	54	51
09/15/2006	78	64	58	52	49	09/15/2006	78	64	58	52	49
10/15/2006	76	62	56	50	47	10/15/2006	76	62	56	50	47
11/15/2006	74	60	54	48	44	11/15/2006	74	60	54	48	44
12/15/2006	73	58	52	46	42	12/15/2006	73	58	52	46	42
01/15/2007	71	56	50	44	40	01/15/2007	71	56	50	44	40
02/15/2007	69	54	48	42	38	02/15/2007	69	54	48	42	38
03/15/2007	67	52	46	40	37	03/15/2007	67	52	46	40	37
04/15/2007	65	50	44	38	35	04/15/2007	65	50	44	38	35
05/15/2007	63	49	42	36	33	05/15/2007	63	49	42	36	33
06/15/2007	61	47	41	35	32	06/15/2007	61	47	41	35	32
07/15/2007	59	45	39	33	30	07/15/2007	59	45	39	33	30
08/15/2007	57	43	37	32	29	08/15/2007	57	43	37	32	29
09/15/2007	55	42	36	30	27	09/15/2007	55	42	36	30	27
10/15/2007	53	40	34	29	26	10/15/2007	53	40	34	29	26
11/15/2007	51	38	33	27	25	11/15/2007	51	38	33	27	25
12/15/2007	49	37	32	26	23	12/15/2007	49	37	32	26	23
01/15/2008	47	35	30	25	22	01/15/2008	47	35	30	25	22
02/15/2008	45	34	29	24	21	02/15/2008	45	34	29	24	21
03/15/2008	43	32	28	23	21	03/15/2008	43	32	28	23	21
04/15/2008	41	31	26	22	20	04/15/2008	41	31	26	22	20
05/15/2008	39	29	25	21	19	05/15/2008	39	29	25	21	19
06/15/2008	37	28	24	20	18	06/15/2008	37	28	24	20	18
07/15/2008	35	27	23	20	18	07/15/2008	35	27	23	20	18
08/15/2008	33	25	22	19	14	08/15/2008	33	25	22	19	14
09/15/2008	31	24	21	18	11	09/15/2008	31	24	21	18	11
10/15/2008	29	23	20	18	8	10/15/2008	29	23	20	18	8
11/15/2008	27	22	20	18	5	11/15/2008	27	22	20	18	5
12/15/2008	25	21	19	12	3	12/15/2008	25	21	19	12	3
01/15/2009	22	19	18	8	1	01/15/2009	22	19	18	8	1
02/15/2009	20	18	18	6	0	02/15/2009	20	18	18	6	0
03/15/2009	20	18	15	4	0	03/15/2009	20	18	15	4	0
04/15/2009	19	18	11	2	0	04/15/2009	19	18	11	2	0
05/15/2009	18	14	7	1	0	05/15/2009	18	14	7	1	0
06/15/2009	18	8	4	*	0	06/15/2009	18	8	4	*	0
07/15/2009	6	3	1	*	0	07/15/2009	6	3	1	*	0
08/15/2009	0	0	0	0	0	08/15/2009	0	0	0	0	0
Average Lives to Maturity (yrs)	3.04	2.61	2.42	2.20	2.06	Average Lives to Maturity (yrs)	3.04	2.61	2.42	2.20	2.06

Average Lives to 10% Call (yrs)	2.92	2.44	2.19	1.96	1.84	Average Lives to 10% Call (yrs)	2.92	2.44	2.19	1.96	1.84

*Greater	than 0.0% and less than 0.5%.